SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 7, 2006
WHITE ELECTRONIC DESIGNS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana	1-4817	35-0905052

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

3601 E. University Drive, Phoenix, Arizona	85034

(Address of Principal Executive Offices)	(Zip Code)
(602) 437-1520

(Registrant’s telephone number, including area code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          On February 7, 2006, White Electronic Designs Corporation (the “Company”) announced via press release the Company’s preliminary results for its first quarter of fiscal 2006 ended December 31, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

Exhibit No.	Description
99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE ELECTRONIC DESIGNS CORPORATION

Date: February 7, 2006	By:	/s/ Hamid R. Shokrgozar

Hamid R. Shokrgozar
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release